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                                      EXHIBIT 24


                                GRUBB & ELLIS COMPANY
                                  POWER OF ATTORNEY

                              ANNUAL REPORT ON FORM 10-K


    The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, James E. Klescewski, and Carol M. Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as President and Chief Executive Officer of the Company, the Company's Annual Report on Form 10-K for the fiscal year 1996 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed these presents this 5th day of September, 1996.


                                       /s/ Neil Young
                                       ---------------------------------------
                                       Neil Young
                                       President and Chief Executive Officer

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                                GRUBB & ELLIS COMPANY
                                  POWER OF ATTORNEY

                              ANNUAL REPORT ON FORM 10-K


    Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, James E. Klescewski, and Carol M. Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as director of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 1996 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

    This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

    IN WITNESS WHEREOF, we have signed these presents this 5th day of September, 1996.


/s/ Lawrence S. Bacow                  /s/ Reuben S. Leibowitz
- -----------------------------------    ---------------------------------------
Lawrence S. Bacow                      Reuben S. Leibowitz


/s/ Robert J. McLaughlin               /s/ John D. Santoleri
- -----------------------------------    ---------------------------------------
Robert J. McLaughlin                   John D. Santoleri


/s/ R. David Anacker                   /s/ Joe F. Hanauer
- -----------------------------------    ---------------------------------------
R. David Anacker                       Joe F. Hanauer


/s/ Neil Young
- -----------------------------------
Neil Young